UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 6, 2006
NOVELLUS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
California
(State or Other Jurisdiction of Incorporation)

0-17157 (Commission File Number)	77-0024666 (I.R.S. Employer Identification No.)
4000 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-9700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.05. Costs Associated with Exit or Disposal Activities.
On February 6, 2006, the management of Novellus Systems, Inc. (“Novellus” or the “Company”) committed to a plan to disinvest a portion of the Company’s real estate and facilities portfolio based on management’s evaluation of the size, location and capability of Novellus’ current facilities (the “Plan”). The Company will also relocate certain operations to the Company’s existing facility in Tualatin, Oregon. Under the Plan, the Company expects to sell or otherwise dispose of certain owned facilities located in San Jose, California that were determined to be non-strategic. The Plan is the result of the Company’s decision to consolidate certain operations activities.
In conjunction with the Plan, the Company will incur restructuring-related charges. These charges are comprised of exit costs, including site disposition and dismantlement, and asset impairment charges. Employee relocation and employee termination benefits are not expected to be significant. The exit costs and employee relocation and employee termination benefits will require the outlay of cash, while the asset impairment charges represent non-cash charges. Charges related to this action are expected to be incurred in the first quarter of 2006 and over the next five quarters.
At this time, the Company is unable to make a determination of an estimate or range of estimates of major types of associated costs, the total amount expected to be incurred and the amount of the charge that will result in future cash expenditures, as required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K. As permitted by Item 2.05 of Form 8-K, the Company will file an amendment to this Report on Form 8-K within four business days after the Company’s determination of such estimates or range of estimates.
Item 2.06 Material Impairments
The information set forth in Item 2.05 is incorporated by reference into this Item 2.06.
At this time, the Company is unable to make a determination of an estimate or range of estimates of the amount of the impairment charge and the amount of the impairment charge that will result in future cash expenditures, as required by paragraphs (b) and (c) of Item 2.06 of Form 8-K. As permitted by Item 2.06 of Form 8-K, the Company will file an amendment to this Report on Form 8-K within four business days after the Company’s determination of such estimates or range of estimates.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:
This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding the Company’s intention to relocate certain operations to its Tualatin, Oregon facility, the Company’s expectation that employee relocation and employee termination benefits will not be significant, and the timing of expected asset impairment charges. The forward-looking statements involve risks and uncertainties, including, but not limited to, unanticipated consolidation difficulties and inaccuracies in our assessment of the amount of employee relocation costs and termination benefits and the timing of charges, as well as other risks indicated in our filings with the Securities and Exchange Commission. Actual results could differ materially. The forward-looking statements are made and based on information available to us on the date of this Report on Form 8-K, and we assume no obligation to update them, except as specifically set forth in this Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.
By:	/s/ William H. Kurtz
William H. Kurtz
Executive Vice President and Chief Financial Officer

Date: February 10, 2006